UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2015

Spark Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36819	46-2654405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3737 Market Street Suite 1300 Philadelphia, PA		19104
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (888) 772-7560
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On November 11, 2015, Spark Therapeutics, Inc. (the “Company”) issued a press release announcing SPK-TPP1, its first program targeting a form of Batten disease, a fatal neurological disorder that begins in early childhood. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press release issued by Spark Therapeutics, Inc., dated November 11, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK THERAPEUTICS, INC.

Date: November 12, 2015	By:	/s/ Joseph W. La Barge
Joseph W. La Barge General Counsel

Exhibit Index

Exhibit 99.1	Press release issued by Spark Therapeutics, Inc., dated November 11, 2015.